Summary Prospectus

March 1, 2016

THOMAS WHITE

INTERNATIONAL FUND

CLASS A: TWWAX

CLASS C: TWWCX

INVESTOR CLASS: TWWDX

CLASS I: TWWIX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://www.thomaswhitefunds.com/fund-reports-and-literature/. You can also get this information at no cost by calling 1-800-811-0535 or by sending an e-mail request to info@thomaswhitefunds.com. The current prospectus and statement of additional information, both dated March 1, 2016, are incorporated by reference into this summary prospectus.

FUND SUMMARY - THOMAS WHITE

INTERNATIONAL FUND

FUND OBJECTIVE

The investment objective of the International Fund (the “Fund”) is long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about this and other discounts is available in the “Sales Charges” section on page 40 of the Fund’s Prospectus, in the “Purchase, Redemption and Pricing of Shares” section on page 41 of the Fund’s Statement of Additional Information or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Investor Class	Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the original purchase price or redemption price)	None*	1.00%	None	None
Redemption Fee (on shares purchased and held for less than sixty days) (as a percentage of amount redeemed, if applicable)	2.00%	2.00%	2.00%	2.00%

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Annual Fund Operating Expenses** (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Investor Class	Class I
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.32%	0.23%	0.47%	0.23%
Total Annual Fund Operating Expenses	1.42%	2.08%	1.32%	1.08%
Fee Deferral/Expense Reimbursement**	0.00%	(0.09)%	(0.08)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Deferral/Expense Reimbursement**	1.42%	1.99%	1.24%	0.99%

* A maximum contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 15 months of the date of purchase on shares that were purchased without an initial sales charge.

** Thomas White International, Ltd. (“TWI” or the “Advisor”) has entered into a fee deferral/expense reimbursement agreement to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Class A, Class C, Investor Class and Class I shares exceed (as a percentage of average daily net assets) 1.49%, 1.99%, 1.24% and 0.99%, respectively. Operating expenses include, without limitation, any fees or expenses incurred during the course of the ordinary operating expenses of the Fund, but shall exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, litigation, indemnification or any extraordinary expenses (as determined under generally accepted accounting principles) not incurred in the ordinary course of the Fund’s business. As a result, the “Total Annual Fund Operating Expenses After Fee Deferral/Expense Reimbursement” shown above may be higher due to such excluded items. The fee deferral/expense reimbursement agreement expires February 28, 2017. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your

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investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$711	$998	$1,307	$2,179
Class C	$302	$643	$1,110	$2,403
Investor Class	$126	$410	$716	$1,583
Class I	$101	$335	$587	$1,309

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$711	$998	$1,307	$2,179
Class C	$202	$643	$1,110	$2,403
Investor Class	$126	$410	$716	$1,583
Class I	$101	$335	$587	$1,309

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund principally invests in equity securities (consisting of common stocks, preferred stocks and convertible securities) of companies located in the world’s developed countries outside of the United States. Under normal market conditions, the Advisor will select the stocks held by the Fund from companies located in at least 10 countries outside of the U.S., and the Fund will invest less than 10% of its assets in U.S. companies. In determining whether a company is located in or associated with a non-U.S. country, the Advisor will consider any one of the following four factors when making its determination: (i) country of organization; (ii) primary securities trading market; (iii) location of assets; or (iv) country where the company derives at least half of its revenue or profits.

The Fund’s principal equity investments will represent a diversified portfolio of common and preferred stocks issued by large capitalization companies, but the Fund may invest across all market capitalizations. There may also be a portion of the Fund’s assets invested in stocks issued by companies from emerging market countries. There is no limit in the amount that the Advisor may invest in securities issued by companies from emerging markets countries.

In addition to purchasing equity securities on exchanges where the companies are located, the Fund may purchase equity securities on exchanges other than where their companies are domiciled (often traded as dual listed securities) or in the form of “Depositary Receipts,” which include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Non-Voting Depositary Receipts (“NVDRs”) or similar securities.

The Fund is designed to benefit from future growth in developed countries, as well as emerging market countries. The Advisor produces monthly valuation research that covers fifty countries, and believes that the world now offers excellent opportunities for growth and diversification.

The Advisor seeks to buy equity securities of companies at a value less than its research indicates to be their true worth. This is intended to produce Fund portfolios with attractive relative valuation ratios, such as price-to-earnings and price-to-book. The Advisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund.

The Fund may lend portfolio securities to increase the Fund’s returns.

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PRINCIPAL RISKS OF INVESTING IN THE FUND

General Risks: The Fund is designed to be appropriate for prudent investors who are seeking the long-term performance advantage of equities and who want growth of capital rather than current income. Shareholders should understand that all investments involve the risk of losing money.

Management Risk: There can be no guarantee against the loss of money resulting from an investment in the Fund, nor can there be any assurance that the Fund’s investment objective will be attained.

Market Risk: The Fund is subject to market risk, which is the risk that the value of a security may move up and down, sometimes rapidly and unpredictably, in response to economic or other conditions. In addition, changes in interest rates affect the value of portfolio securities held by the Fund and the operations of the issuers of the Fund’s portfolio securities.

Equity Risk: In the short-term, equity performance may be volatile and unpredictable, and may produce greater negative returns than other asset classes.

Foreign Securities Risk: Holding equity securities of foreign companies can entail taking more risk than owning the securities of domestic companies as a result of disclosure, accounting, auditing and financial reporting standards and practices that differ from those to which U.S. issuers are subject. Political, economic and social developments in foreign countries may affect the operations of foreign companies or the value of their stocks. Foreign securities that are issued and traded in foreign currencies are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. For instance, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars. Investments in foreign securities may also be subject to the risks of seizure by a foreign government and imposition of restrictions on the exchange or transport of foreign currency or other economic sanctions. Further, transaction costs in foreign jurisdictions, including tax, brokerage and custody costs, may be higher, which can result in lower returns or decreased liquidity.

Emerging Markets and Less Developed Countries Risk: Securities of foreign issuers that are not in the developed market countries are subject to the same risks as securities of foreign issuers in developed market countries, but such risks may be more pronounced. The risks are greater because their social, political, legal and economic systems are frequently less stable, and exchange and regulatory effectiveness is often lower, than developed countries. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

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Depositary Receipts Risk: Depositary Receipts are receipts typically issued by a bank or trust company that evidence ownership of underlying foreign securities. As a result, investments in Depositary Receipts will involve many of the same risks described above of investments in foreign securities.

Securities Lending Risk: The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Small- and Mid-Capitalization Securities Risk: The Fund’s investments in mid- and small-cap companies can involve more risk than investing in larger companies. Normally, these companies have more limited markets or product lines, and often more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of large cap issuers, or to decline more significantly during market downturns than the market as a whole.

Value Investing Risk: The risk of value investing is that the price of securities may never reach what the Advisor believes to be their full value, or may even go down in price. In addition, this approach may produce returns below aggressive equity funds, given the Advisor’s efforts to limit risk.

FUND PERFORMANCE

The following bar chart and table indicate the risks of investing in the Fund by showing the annual returns of the Fund as of December 31, 2015 and long-term performance. Total return information reflects reimbursements of Fund expenses, in the absence of which total returns would have been lower. The returns include reinvestment of all dividends and distributions.

The Fund offers four different classes of shares in this Prospectus: Class A shares, Class C shares, Investor Class shares and Class I shares. Each class of shares has different characteristics and is subject to different fees and expenses. The bar chart represents the annual total returns of the Investor Class shares of the Fund. The returns for Class A, Class C and Class I shares will differ from the returns for Investor Class shares because of differences in expenses of each class. The bar chart demonstrates that returns will fluctuate from year to year. The Fund can experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the graphs.

The average annual total return table compares the Fund’s average annual returns for the 1-, 5- and 10-year periods to those of a broad-based securities market index. Class A, Class C and Class I shares commenced operations on

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August 31, 2012. Information shown for Class A, Class C and Class I shares reflects the performance of Investor Class shares prior to August 31, 2012.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”). In some cases, the after-tax returns may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

Total Annual Returns - Investor Class Shares

During the period shown in the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	Worst Quarter

Qtr 2 2009: 23.11%	Qtr 4 2008: -21.84%

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Average Annual Total Returns as of December 31, 2015	1 Year	5 Years	10 Years

Return Before Taxes

Investor Class	(2.95)%	0.78%	3.22%

Class A	(8.65)%	(0.48)%	2.57%

Class C	(4.63)%	0.32%	2.99%

Class I	(2.73)%	0.96%	3.32%
Return After Taxes on Distributions - Investor Class	(3.02)%	0.22%	2.61%
Return After Taxes on Distributions and Sale of Fund Shares - Investor Class	(1.20)%	0.76%	2.76%
MSCI All Country World ex US Index (reflects no deduction for fees, expenses or taxes)	(5.66)%	1.06%	2.92%

MANAGEMENT

Advisor: Thomas White International, Ltd. (“TWI” or the “Advisor”) serves as the investment advisor for the Fund.

Portfolio Managers: Thomas S. White, Jr., President and Chief Investment Officer of TWI. Mr. White has served as Portfolio Manager of the Fund, assisted by TWI’s team of senior investment analysts, since its inception in June 1994.

Jinwen Zhang, Ph.D, CFA, Director of Research and Investment Committee Member of TWI. Dr. Zhang has served as a Portfolio Manager since February 2016.

Wei Li, Ph.D, CFA, Investment Committee Member of TWI. Dr. Li has served as a Portfolio Manager since February 2016.

Douglas M. Jackman, CFA, Investment Committee Member of TWI. Mr. Jackman has served as a Portfolio Manager since February 2016.

Jianzhong (John) Wu, Ph.D., CFA, Investment Committee Member of TWI. Dr. Wu has served as a Portfolio Manager since February 2016.

Rishabh Halakhandi, CFA, Investment Committee Member of TWI. Mr. Halakhandi has served as a Portfolio Manager since February 2016.

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Ramkumar Venkatramani, CFA, Investment Committee Member of TWI. Mr. Venkatramani has served as a Portfolio Manager since February 2016.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or sell (redeem) some or all of your Fund shares on any business day by written request via mail (Thomas White Funds Family, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer or by telephone at 1-800-811-0535 (toll free). Investors who wish to purchase, exchange or sell (redeem) Fund shares through a broker-dealer should contact the broker-dealer directly.

The Fund’s initial investment minimum for Class I shares is $1 million and there is a $100 additional investment minimum. The Fund’s initial and additional investment minimums for Class A, Class C and Investor Class shares are as follows:

	Initial	Additional
Regular Account	$2,500	$100
Automatic Invest	$1,000	$100
Traditional IRA	$1,000	$100
Roth IRA	$1,000	$100
Coverdell IRA	$1,000	$100

TAX INFORMATION

The Fund intends to distribute dividends and distributions that may be taxed as either ordinary income or long-term capital gains, unless you invest through a tax-deferred account, such as a 401(k) plan or IRA. Such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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